UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

FNDS3000 CORP

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

818 A1A North, Suite 201

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Form 8K/A Current Report has been filed to amend that certain Form 8K Current Report filed with the Securities and Exchange Commission on May 20, 2009. The purpose for this amendment is to file Exhibit 99.1 - Unaudited Pro Forma Condensed Consolidated Statements of Operations for year ended August 31, 2008 and for the six months ended February 28, 2009 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 28, 2009.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 14, 2009, FNDS3000 Corp (the “Company”) completed its sale of its wholly-owned subsidiary, Atlas Merchant Services, LLC (“Atlas LLC”). In consideration for the sale of all of the outstanding membership interests of Atlas LLC by the Company to Victor Gerber and Atlas Merchant Services, Inc., (“Atlas Inc.” and together with Mr. Gerber, the “Gerber Parties”) all obligations under the Asset Purchase Agreement, dated June 30, 2008, by and between the Company and Atlas Inc. (the “Purchase Agreement”) are terminated and neither party has any further obligation or liability.

The Company and Atlas Merchant Services, LLC, a Nevada limited liability company, entered into a Settlement/Membership Interest Purchase Agreement (the “Gerber Settlement Agreement”) with Victor F. Gerber and Atlas Merchant Services, Inc., a Georgia corporation, pursuant to which the Company and the Gerber Parties agreed to the following:

•

In consideration for the sale of all of the outstanding membership interests of Atlas LLC by the Company to Atlas Inc., all obligations under that certain Asset Purchase Agreement, dated June 30, 2008, by and between the Company and Atlas Inc. (the “Purchase Agreement”) are terminated and neither party shall have any further obligation or liability under the Purchase Agreement.

•

In consideration for the payment of $30,000 by the Company to the Gerber Parties, that certain employment agreement, dated July 1, 2008, by and between the Company and Mr. Gerber (the “Gerber Employment Agreement”) is terminated and neither party shall have any further obligation or liability under the Gerber Employment Agreement.

•

Atlas Inc. and Mr. Gerber agreed that they are selling their entire equity ownership of the Company to Sherington Holdings, LLC, a significant investor in the Company. Raymond Goldsmith, the Chairman of the Company, is the Chairman and CEO of Sherington Holdings, LLC. The Company waived any right of first refusal it may have pursuant to the Purchase Agreement in connection with such sale.

•

Mr. Gerber and Company agreed that they would enter into a consulting agreement, effective July 1, 2009, pursuant to which Mr. Gerber will provide consulting services to the Company in consideration for five thousand dollars ($5,000.00) per month. The initial term of this consulting agreement shall be through December 31, 2009 but either party may terminate for any reason whatsoever on or after October 31, 2009.

•

The Company agreed that in the event that as of October 30, 2009, the market value of the Company’s common stock is less than $0.43 per share, the Company shall promptly deliver to Mr. Gerber an amount equal to the Shortfall. The “Shortfall” shall mean the excess of $0.43 over the market value of the Company’s common stock multiplied by 883,721. The market value of the Company’s common stock shall be defined as the average publicly trade price on the Over-the-Counter Bulletin Board for the ten business days ending October 30, 2009.

•

The Company agreed that for a period of one year from the date of the Gerber Settlement Agreement, it will not solicit any customer of Atlas Inc. for the purpose of offering the following services to such customers: (1) processing merchant transactions through third party processors (2) processing cash advances to merchants or (3) providing GVPN services.

•	Each of the parties mutually released the other party from all claims except as set forth in the Gerber Settlement Agreement.

For additional information regarding the sale transaction, see (a) the pro forma financial information set forth in Item 2.01 of this Form 8-K/A, which is filed as Exhibit 99.1 and (b) the Settlement/Membership Interest Purchase Agreement dated May 14, 2009 which was filed with Form 8-K filed May 20, 2009.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended August 31, 2008 and the six months ended February 28, 2009, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 28, 2009,

and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed consolidated financial statements below have been prepared by applying pro forma adjustments to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2008 and Quarterly Report on Form 10-Q for the six months ended February 28, 2009. The unaudited pro forma condensed consolidated balance sheet and statements of operations reflect the transaction described in Item 2.01 above, assuming the transaction had been completed as of September 1, 2007.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are based upon available information and certain assumptions that we believe are reasonable. The allocations are preliminary in nature and subject to change following the transaction based on refinements as actual data becomes available.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in the Quarterly Report on Form 10-Q for the six months ended February 28, 2009 and the Annual Report on Form 10-K for the year ended August 31, 2008.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had this transaction actually occurred on the dates presented or to project our results of operations or financial position for any future period.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this Report on Form 10-Q contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements that do not represent historical facts. We use words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” “continue” and similar expressions to identify forward-looking statements. Forward-looking statements in this Form 8-K/A Report include, but are not limited to, those discussed in the section entitled “Management’s Discussion and Analysis or Plan of Operation”, our plans and expectations regarding future financial results, operating results, business strategies, projected costs, products, competitive positions, management’s plans and objectives for future operations, and industry trends. These forward-looking statements are based on information available to us as of the date of this Form 8-K/A Report and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond our control. Please see our other filings with the Securities and Exchange Commission for additional information on risks and uncertainties that could cause actual results to differ. These forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we are under no obligation to, and expressly disclaim any responsibility to, update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

(d)	Exhibits

Exhibit Number	Description
10.1	Settlement/Membership Interest Purchase Agreement (1)

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Operations for year ended August 31, 2008 and for the six months ended February 28, 2009 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 28, 2009.

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Joseph F. McGuire
Name:	Joseph F. McGuire

Title:	Chief Financial Officer

Date:	July 13, 2009

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